Exhibit 99.1

NEWS RELEASE	Investor Relations
FOR IMMEDIATE RELEASE	(336) 615-8065
investorrelations@thefreshmarket.com

The Fresh Market, Inc. Names Richard Anicetti as President and Chief Executive Officer

GREENSBORO, N.C. – September 1, 2015 – The Fresh Market, Inc. (NASDAQ: TFM), a growing specialty grocery retailer, today announced that its Board of Directors has named veteran food retail executive Richard (“Rick”) Anicetti as the Company’s President and Chief Executive Officer, effective September 1, 2015. Mr. Anicetti has also been elected to the Company’s Board of Directors.

Mr. Anicetti joins The Fresh Market with more than 30 years of experience across all key retail functions at Hannaford Brothers Company and Food Lion LLC. He served for eight years as President and Chief Executive Officer of Food Lion grocery stores, a subsidiary of Delhaize Group with more than 1,300 locations primarily in the southeastern United States. In addition, he serves as a member of the board of directors at Number Holdings, Inc., the parent company of 99 Cents Only Stores LLC, where he also served as interim Chief Executive Officer, and he is a director on the board of Smart & Final Stores, Inc. In conjunction with his appointment to The Fresh Market, Mr. Anicetti will resign after a period of transition from his current board positions.

Ray Berry, founder of the Company and Chairman of the Board of Directors, commented, “After an extensive search, we are delighted that Rick Anicetti will join us as the chief executive officer of The Fresh Market.  Rick is a highly accomplished food retail executive serving in leadership roles at Hannaford and Delhaize. He and I have spent time together reviewing the competitive marketplace and I am impressed with his knowledge of store operations, as well as his demonstrated vision, innovation and ability to successfully run large grocery organizations. We have every confidence Rick will lead The Fresh Market effectively and creatively and are assured of the Company's future under his direction. We remain grateful to Sean Crane for his efforts towards improving our operations in this time of transition.”

Rich Noll, lead independent director of The Fresh Market’s Board of Directors, commented, “As we look to return the company to growth, we focused on identifying a performance-driven leader with the ability to create a performance-driven culture. Rick will be the first CEO hired from outside the company, and we believe that he has the right combination of strategic leadership and personnel skills to lead The Fresh Market into a new phase of growth and build value for our stockholders in the coming years.”

Anicetti brings exceptional food retail experience and a strong track record of strategic leadership to The Fresh Market. During his tenure at Food Lion, he led a major business model transformation, changing Food Lion from a distribution company to a customer-centric organization and he was also the co-CEO of Delhaize America. After leaving Delhaize in 2010, he joined Ares Capital as a strategic advisor and served on the board of two of their portfolio companies, Number Holdings, Inc., the parent company of 99 Cents Only Stores LLC and on the board of publicly-traded Smart & Final.

“I am honored and excited to have the opportunity to lead The Fresh Market,” said Anicetti.  “I have admired the company’s brand and unique shopping experience for many years and believe that we have tremendous opportunity to further evolve our offerings and services. I look forward to working with our leadership team and employees to realize the growth potential of The Fresh Market.”

About The Fresh Market, Inc.
Founded in 1982, The Fresh Market, Inc. is a specialty grocery retailer focused on providing high-quality products in a unique and inviting atmosphere with a high level of customer service. As of September 1, 2015, the Company operates 176 stores in 27 states across the United States.  For more information, please visit www.thefreshmarket.com.

Forward Looking Statements: This document contains forward-looking statements that reflect our plans, estimates, and beliefs regarding future business and financial performance and financial condition, and include those in the "Fiscal 2015 Outlook" section above. These statements involve a number of risks and uncertainties. Any statements contained herein (including, but not limited to, statements to the effect that The Fresh Market or its management "anticipates," "plans," "estimates," "expects," "believes," and other similar expressions) that are not statements of historical fact should be considered forward-looking statements. The following are some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements: accounting entries and adjustments at the close of a fiscal quarter; unexpected expenses and risks associated with our business; our ability to remain competitive in the areas of merchandise quality, price, breadth of selection, customer service and convenience; the effective management of our merchandise buying and inventory levels; the quality and safety of food products and other items that we may sell; our ability to anticipate and/or react to changes in customer demand; changes in economic and financial conditions, including U.S. fiscal and monetary policy, and the resulting impact on consumer confidence; other changes in consumer confidence and spending; unexpected consumer responses to promotional programs; unusual, unpredictable and/or severe weather conditions, including their effect on our supply chain and our store operations; the effectiveness of our logistics and supply chain model, including the ability of our third-party logistics providers to meet our product demands and restocking needs on a cost competitive basis; the execution and management of our store growth, including the availability and cost of acceptable real estate locations for new store openings, the capital that we utilize in connection with new store development and the anticipated time between lease execution and store opening; the mix of our new store openings as between build to suit sites and second-generation, as-is sites and as between existing markets and newer markets; the actions of third parties involved in our store growth activities, including property owners, landlords, property managers, contractors, subcontractors, government agencies, and current tenants who occupy one or more of our proposed new store locations, all of whom may be impacted by their financial condition, their lenders, their activities outside of those focused on our new store growth and other tenants, customers and business partners of theirs; impairment of recorded goodwill and other long-lived assets; global economies and credit and financial markets; our ability to maintain the security of electronic and other confidential and/or personal information; serious disruptions and catastrophic events; competition; personnel recruitment and retention, including the outcome and costs of the current CEO search being conducted as part of our previously announced leadership change; acquisitions and divestitures, including the ability to integrate successfully any such acquisitions; information systems and technology; commodity, energy, fuel, and other cost increases; compliance with laws, regulations and orders; changes in laws and regulations; outcomes of litigation and proceedings and the availability of insurance, indemnification, and other third-party coverage of any losses suffered in connection therewith; tax matters; numerous other matters of national, regional and global scale, including those of a political, economic, business, and competitive nature; and other factors as set forth from time to time in our filings with the Securities and Exchange Commission. Any forward-looking statement, including any contained herein, speaks only as of the time of this release and we do not undertake to update or revise them as more information becomes available or to disclose any facts, events or circumstances after the date of this release that may affect the accuracy of any forward-looking statement, except as may be required by any applicable securities laws.

This press release, and access to our earnings call, is also available in the Investor Relations portion of The Fresh Market, Inc. website (http://ir.thefreshmarket.com/).

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